Exhibit 99.1

ZAIS Group Holdings, Inc. Reports First Quarter 2016 Results

RED BANK, N.J., May 10, 2016 /PRNewswire/ -- ZAIS Group Holdings, Inc. (NASDAQ: ZAIS) ("ZAIS"), today reported financial results for the three months ended March 31, 2016. ZAIS conducts substantially all of its operations through ZAIS Group, LLC ("ZAIS Group"). ZAIS Group provides investment advisory and asset management services to private funds, separately managed accounts, structured vehicles and ZAIS Financial Corp., a publicly traded real estate investment trust (collectively, the "ZAIS Managed Entities"). References to the "Company" herein refer to ZAIS, together with its consolidated subsidiaries and affiliates.

Michael F. Szymanski, Chief Executive Officer, said, "With a more focused business strategy and streamlined expense base, we continue to position the Company for the future. We are also focused on capitalizing on investor interest in the structured credit market following recent market volatility, and are actively engaged in business development activity and the development of new products."

CONSOLIDATED GAAP RESULTS

The Company recorded GAAP net loss for the three months ended March 31, 2016 of $(6.4) million compared with GAAP net loss of $(5.3) million for the three months ended March 31, 2015. The Company recorded pre-tax GAAP net loss for the three months ended March 31, 2016 of $(6.4) million compared with pre-tax GAAP net loss for the three months ended March 31, 2015 of $(6.2) million.

The consolidated financial statements include non-controlling interests of the members of ZAIS Group Parent, LLC ("ZGP") other than ZAIS (the "ZGP Founder Members") which represent Class A Units of ZGP held by the ZGP Founder Members. ZGP, a majority-owned consolidated subsidiary of ZAIS, is the sole member, and owns all of the equity, of ZAIS Group.

CONSOLIDATED NON-GAAP RESULTS

The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended March 31, 2016 of $(7.1) million, or $(0.35) per diluted weighted average Class A common share outstanding, compared with a net loss (excluding Consolidated Funds of ZAIS Group) of $(5.3) million, or $(0.38) per diluted weighted average Class A common share outstanding for the three months ended March 31, 2015. The Company's earnings per share for all periods prior to the business combination ZAIS completed in March 2015 (the "Business Combination") were calculated on the basis of 7,000,000 shares of common stock with reference to the equity interests of the ZGP Founder Members.

The increase in the Company's net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended March 31, 2016 was driven by a reduction in revenues of both management and incentive fees due to liquidations and reduced performance of ZAIS Managed Entities in the quarter, and the absence of residual incentive fee payments received in the prior year period for ZAIS Managed Entities that liquidated in 2014. The quarter ended March 31, 2016 was also impacted by an increase in compensation and benefits expense of $2.4 million in the quarter primarily related to incentive compensation, retention and sign-on bonuses and severance payments partially offset by a decrease in general, administrative and other expense of $1.1 million related to reduced professional fees and Shanghai office expenses incurred in the prior year quarter.

For the three months ended March 31, 2016, the Company reported negative Adjusted EBITDA of $(6.1) million, compared with negative Adjusted EBITDA of $(5.9) million for the three months ended March 31, 2015.

Please see the discussion of "Non-GAAP Financial Measures", including the definitions of net income (loss) (excluding Consolidating Funds of ZAIS Group) and Adjusted EBITDA, and reconciliations of such Non-GAAP financial measures to the respective GAAP net income (loss) and pre-tax GAAP net income (loss) measures for the periods discussed above at the end of this press release.

The Company's GAAP net income (loss) and non-GAAP measures of income (loss) may fluctuate materially depending upon the performance of ZAIS Managed Entities as well as other factors. Accordingly, the GAAP net income (loss) and non-GAAP measures of income (loss) in any particular period should not be expected to be indicative of future results.

LIQUIDITY & CAPITAL RESOURCES

As of March 31, 2016, the Company had cash and cash equivalents of $38.5 million and debt obligations of $1.3 million.

FIRST QUARTER 2016 SUPPLEMENTAL INFORMATION

The Company's First Quarter 2016 Supplemental Information – March 31, 2016, is available on ZAIS's website at www.zaisgroupholdings.com. To access the information, go to the "ZAIS Shareholders" section of the website.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial information, including net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA (and per share measures). Net income (loss) (excluding Consolidated Funds of ZAIS Group) is a non-GAAP financial measure that the Company defines as GAAP net income (loss) excluding the consolidating effects of the Consolidated Funds of ZAIS Group. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as GAAP net income (loss), excluding consolidating effects of Consolidated Funds of ZAIS Group, compensation expense related to a portion of net operating income of ZAIS Group payable to certain employees of ZAIS Group, compensation expense related to incentive income in the form of percentage interests being recorded before related incentive income is recognized, equity-based compensation, severance, taxes, interest expense, depreciation and amortization expenses, goodwill impairment, foreign currency and certain other non-cash and non-operating items.

The Company believes that providing investors with this non-GAAP financial information, in addition to the related GAAP measures, gives investors greater transparency to the information used by management in its financial and operational decision-making. However, because net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA are incomplete measures of the Company's financial performance and involve differences from net income (loss) computed in accordance with GAAP, they should be considered along with, but not as alternatives to, the Company's net income (loss) computed in accordance with GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA may not be comparable to other similarly-titled measures of other companies.

The following table presents the reconciliation of the Company's GAAP net income (loss) to its non-GAAP financial measure of net income (loss) (excluding Consolidated Funds of ZAIS Group) for the periods presented in this Earnings Release.

	Three Months Ended March 31,
	2016	2015
Net income (loss) (excluding Consolidated Funds of ZAIS Group – Non-GAAP)	(Dollars in thousands)
Consolidated net income (loss), net of tax (GAAP Net Income)	$(6,399)	$(5,336)
Addback: Elimination of net gain (loss) on investments	764	—
Addback: Expenses of Consolidated Funds	19	—
Net (gain) loss on Consolidated Funds' investments	(1,517)	—
Net income (loss) (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(7,133)	$(5,336)

The following tables present the reconciliations of the Company's GAAP pre-tax consolidated net income (loss) to its non-GAAP financial measures of Adjusted EBITDA for the periods presented in this Earnings Release.

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)
Adjusted EBITDA - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$(6,394)	$(6,238)
Addback: Elimination of Net gain (loss) on investments	764	—
Addback: Expenses of Consolidated Funds	19	—
Net (gain) loss on Consolidated Funds' investments	(1,517)	—
Addback: Compensation attributable to equity compensation	343	261
Addback: Severance costs	642	—
Addback: Depreciation and amortization	63	62
Adjusted EBITDA – Non-GAAP	$(6,080)	$(5,915)

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES
Consolidated Statements of Financial Condition
(Dollars in thousands)

	March 31, 2016	December 31, 2015
	(Unaudited)
Assets
Cash and cash equivalents	$38,460	$44,351
Income and fees receivable	1,602	2,529
Investments, at fair value	—	8,169
Investments in affiliates, at fair value	5,182	5,242
Due from related parties	946	748
Fixed assets, net	477	544
Prepaid expenses	910	776
Other assets	1,016	310
Assets of Consolidated Funds
Cash and cash equivalents	—	33
Investments, at fair value	42,026	30,509
Total Assets	$90,619	$93,211

Liabilities and Equity
Liabilities
Notes payable	$1,257	$1,255
Compensation payable	2,581	3,575
Due to related parties	161	175
Fees payable	381	756
Other liabilities	1,708	1,546
Liabilities of Consolidated Funds
Other liabilities	73	101
Total Liabilities	6,161	7,408

Commitments and Contingencies

Equity
Preferred Stock	—	—
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 13,870,917 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively.	1	1
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively.	—	—
Additional paid-in capital	61,045	60,817
Retained earnings (Accumulated deficit)	(18,639)	(13,805)
Accumulated other comprehensive income (loss)	122	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	42,529	47,171
Non-controlling interests in ZAIS Group Parent, LLC	21,372	23,716
Non-controlling interests in Consolidated Funds	20,557	14,916
Total Equity	84,458	85,803
Total Liabilities and Equity	$90,619	$93,211

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015 (1)
Revenues
Management fee income	$3,569	$3,753
Incentive income	152	908
Other revenues	80	31
Total Revenues	3,801	4,692
Expenses
Compensation and benefits	9,007	6,570
General, administrative and other	3,210	4,337
Depreciation and amortization	63	62
Expenses of Consolidated Funds	19	—
Total Expenses	12,299	10,969
Other income (loss)
Net gain (loss) on investments	(18)	43
Other income (expense)	605	(4)
Net gains (losses) of Consolidated Funds' investments	1,517	—
Total Other Income (Loss)	2,104	39
Income (loss) before income taxes	(6,394)	(6,238)
Income tax (benefit) expense	5	(902)
Consolidated net income (loss), net of tax	(6,399)	(5,336)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	(54)	192
Total Comprehensive Income (Loss)	$(6,453)	$(5,144)
Allocation of Consolidated Net Income (Loss), net of tax
Non-controlling interests in Consolidated Funds	$734	$—
Stockholders' equity, ZAIS Group Holdings, Inc.	(4,834)	(822)
Non-controlling interests in ZAIS Group Parent, LLC	(2,299)	(4,514)
	$(6,399)	$(5,336)
Allocation of Total Comprehensive Income (Loss)
Non-controlling interests in Consolidated Funds	$734	$—
Stockholders' equity, ZAIS Group Holdings, Inc.	(4,870)	(694)
Non-controlling interests in ZAIS Group Parent, LLC	(2,317)	(4,450)
	$(6,453)	$(5,144)

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Basic	$(0.35)	$(0.38)
Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Diluted	$(0.35)	$(0.38)

Weighted average shares of Class A common stock outstanding:
Basic	13,870,917	2,157,698	(3)
Diluted(2)	20,870,917	9,157,698	(3)

(1)

Subsequent to the filing of the Company's Form 10-Q for the three months ended March 31, 2015, the Company elected to early adopt ASU 2015-02 with an effective date of January 1, 2015. As a result of this adoption, all of the ZAIS Managed Entities which were consolidated in the 10-Q for the three months ended March 31, 2015 were deconsolidated.  The March 31, 2015 figures above reflect the consolidated results of the Company for the three months ended March 31, 2015, subsequent to the adoption of ASU 2015-02.

(2)

Number of diluted shares outstanding for periods after the Business Combination takes into account non-controlling interests in ZAIS Group Parent, LLC that may be exchanged for Class A common stock under certain circumstances.

(3)	Pro-rated based on the portion of the period preceding and following the Business Combination

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds on the Company's financial position at March 31, 2016 and December 31, 2015, and results of operations for the three months ended March 31, 2016 and March 31, 2015. Subsequent to the filing of the 10-Q for the three months ended March 31, 2015, the Company elected to early adopt ASU 2015-02 with an effective date of January 1, 2015. As a result of this adoption, all of the ZAIS Managed Entities which were consolidated in the 10-Q for the three months ended March 31, 2015 were deconsolidated:

	March 31, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$38,460	$—	$—	$38,460
Income and fees receivable	1,602	—	—	1,602
Investments in affiliates, at fair value	26,578	—	(21,396)	5,182
Due from related parties	946	—	—	946
Fixed assets, net	477	—	—	477
Prepaid expenses	910	—	—	910
Other assets	1,016	—	—	1,016
Assets of Consolidated Funds
Investments, at fair value	—	42,026	—	42,026
Total Assets	$69,989	$42,026	$(21,396)	$90,619
Liabilities and Equity
Liabilities
Notes payable	$1,257	$—	$—	$1,257
Compensation payable	2,581	—	—	2,581
Due to related parties	161	—	—	161
Fees payable	381	—	—	381
Other liabilities	1,708	—	—	1,708
Liabilities of Consolidated Funds
Other liabilities	—	73	—	73
Total Liabilities	6,088	73	—	6,161

Commitments and Contingencies

Equity
Preferred Stock	—	—	—	—
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	61,045	—	—	61,045
Retained earnings (Accumulated deficit)	(18,639)	—	—	(18,639)
Accumulated other comprehensive income (loss)	122	—	—	122
Total stockholders' equity, ZAIS Group Holdings, Inc.	42,529	—	—	42,529
Non-controlling interests in ZAIS Group Parent, LLC	21,372	—	—	21,372
Non-controlling interests in Consolidated Funds	—	41,953	(21,396)	20,557
Total Equity	63,901	41,953	(21,396)	84,458
Total Liabilities and Equity	$69,989	$42,026	$(21,396)	$90,619

	December 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$44,351	$—	$—	$44,351
Income and fees receivable	2,529	—	—	2,529
Investments, at fair value	8,169	—	—	8,169
Investments in affiliates, at fair value	20,767	—	(15,525)	5,242
Due from related parties	748	—	—	748
Fixed assets, net	544	—	—	544
Prepaid expenses	776	—	—	776
Other assets	310	—	—	310
Assets of Consolidated Funds
Cash and cash equivalents	—	33	—	33
Investments, at fair value	—	30,509	—	30,509
Total Assets	$78,194	$30,542	$(15,525)	$93,211
Liabilities and Equity
Liabilities
Notes payable	$1,255	$—	$—	$1,255
Compensation payable	3,575	—	—	3,575
Due to related parties	175	—	—	175
Fees payable	756	—	—	756
Other liabilities	1,546	—	—	1,546
Liabilities of Consolidated Funds
Other liabilities	—	101	—	101
Total Liabilities	7,307	101	—	7,408

Commitments and Contingencies

Equity
Preferred Stock	—	—	—	—
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	60,817	—	—	60,817
Retained earnings (Accumulated deficit)	(13,805)	—	—	(13,805)
Accumulated other comprehensive income (loss)	158	—	—	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	47,171	—	—	47,171
Non-controlling interests in ZAIS Group Parent, LLC	23,716	—	—	23,716
Non-controlling interests in Consolidated Funds	—	30,441	(15,525)	14,916
Total Equity	70,887	30,441	(15,525)	85,803
Total Liabilities and Equity	$78,194	$30,542	$(15,525)	$93,211

	Three months Ended March 31, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$3,569	$—	$—	$3,569
Incentive income	152	—	—	152
Other revenues	80	—	—	80
Total Revenues	3,801	—	—	3,801
Expenses
Compensation and benefits	9,007	—	—	9,007
General, administrative and other	3,210	—	—	3,210
Depreciation and amortization	63	—	—	63
Expenses of Consolidated Funds	—	19	—	19
Total Expenses	12,280	19	—	12,299
Other Income (loss)
Net gain (loss) on investments	746	—	(764)	(18)
Other income (expense)	605	—	—	605
Net gains (losses) of Consolidated Funds' investments	—	1,517	—	1,517
Total Other Income (Loss)	1,351	1,517	(764)	2,104
Income (loss) before income taxes	(7,128)	1,498	(764)	(6,394)
Income tax (benefit) expense	5	—	—	5
Consolidated net income (loss), net of tax	(7,133)	1,498	(764)	(6,399)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(54)	—	—	(54)
Total Comprehensive Income (Loss)	$(7,187)	$1,498	$(764)	$(6,453)

	Three months Ended March 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$3,753	$—	$—	$3,753
Incentive income	908	—	—	908
Other revenues	31	—	—	31
Total Revenues	4,692	—	—	4,692
Expenses
Compensation and benefits	6,570	—	—	6,570
General, administrative and other	4,337	—	—	4,337
Depreciation and amortization	62	—	—	62
Expenses of Consolidated Funds	—	—	—	—
Total Expenses	10,969	—	—	10,969
Other Income (loss)
Net gain (loss) on investments	43	—	—	43
Other income (expense)	(4)	—	—	(4)
Net gains (losses) of Consolidated Funds' investments	—	—	—	—
Total Other Income (Loss)	39	—	—	39
Income (loss) before income taxes	(6,238)	—	—	(6,238)
Income tax (benefit) expense	(902)	—	—	(902)
Consolidated net income (loss), net of tax	(5,336)	—	—	(5,336)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	192	—	—	192
Total Comprehensive Income (Loss)	$(5,144)	$—	$—	$(5,144)

ABOUT ZAIS GROUP HOLDINGS, INC.

ZAIS (NASDAQ: ZAIS) owns a majority interest in, and is the managing member of ZGP. ZGP is the sole member of ZAIS Group, an investment advisory and asset management firm focused on specialized credit strategies with approximately $3.991 billion of assets under management as of March 31, 2016. Based in Red Bank, New Jersey with operations in London, ZAIS Group employs professionals across investment management, client relations, information technology, analytics, finance, law, compliance, risk management and operations. To learn more, visit www.zaisgroupholdings.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the inability of the Company to realize the benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its management and key employees; the ability to rationalize our expense structure and specifically to exit the residential whole loan related businesses in an orderly fashion, or at all; the outcome of any legal proceedings that may be instituted against the Company or others following completion of the Business Combination; the inability to continue to be listed on the NASDAQ Stock Market; the risk that the Business Combination disrupts current plans and operations of the Company; costs related to the Business Combination; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; the relative and absolute investment performance of advised or sponsored investment products; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; conditions in the market for mortgage-related investments; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; the ability to attract and retain highly talented professionals; the impact of changes to tax legislation and, generally, the tax position of the Company; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's Annual Report on Form 10-K filed on March 10, 2016 and other reports filed by the Company with the Securities and Exchange Commission (the "SEC"), copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

CONTACT: ZAIS Investor Relations, 732-450-7440